Exhibit 99.1

Enova Reports Third Quarter 2023 Results and New $300 Million Share Repurchase Program

  Total revenue increased 21% from the third quarter of 2022 to a record $551 million
  Diluted earnings per share totaled $1.29 and adjusted earnings per share totaled $1.50
  Total company combined loans and finance receivables increased 15% from the end of third quarter of 2022 to $3.1 billion as total company originations reached a quarterly record of $1.3 billion
  Continued solid credit performance and outlook with a third quarter net revenue margin of 58% and a sequential increase in the fair value of the consolidated portfolio as a percentage of principal to 114% at September 30
  Liquidity, including cash and marketable securities and available capacity on facilities, totaled $952 million at September 30
  Repurchased $36 million of common stock under our share repurchase program and purchased and retired $10 million of senior notes during the quarter
  The Board of Directors authorized a new share repurchase program totaling $300 million that expires December 31, 2024

CHICAGO, Oct. 24, 2023 /PRNewswire/ -- Enova International (NYSE: ENVA), a leading financial technology company powered by machine learning and world-class analytics, today announced financial results for the third quarter ended September 30, 2023.

"We are pleased to report another strong quarter of origination and revenue growth, driven by solid demand and stable credit," said David Fisher, Enova's CEO. "Our diversified product offerings, world-class machine learning risk management algorithms and our strong balance sheet allowed us to nimbly lean into market opportunities to drive growth with strong unit economics while balancing risk and maintaining solid profit margins. Our talented team and business model capabilities in combination with our newly announced $300 million share repurchase program have us well positioned to create even more meaningful opportunities to drive value for our shareholders."

Third Quarter 2023 Summary

  Total revenue of $551 million in the third quarter of 2023 increased 21% from $456 million in the third quarter of 2022.
  Net revenue margin of 58% in the third quarter of 2023 compared to 64% in the third quarter of 2022.
  Net income of $41 million, or $1.29 per diluted share, in the third quarter of 2023 compared to $52 million, or $1.57 per diluted share, in the third quarter of 2022.
  Third quarter 2023 adjusted EBITDA, a non-GAAP measure, of $121 million compared to $115 million in the third quarter of 2022.
  Adjusted earnings of $48 million, or $1.50 per diluted share, both non-GAAP measures, in the third quarter of 2023 compared to adjusted earnings of $57 million, or $1.74 per diluted share, in the third quarter of 2022.

"We delivered another solid quarter of financial results driven by record levels of quarterly originations and revenue," said Steve Cunningham, CFO of Enova. "The stable credit performance of our portfolio continues to allow us to attract new cost-effective funding to support growth and our strong liquidity position. Our diversified product offerings, flexible balance sheet, competitive position and new opportunity to return meaningful capital to our shareholders has us well positioned to deliver on our commitment to driving long-term shareholder value."

For information regarding the non-GAAP financial measures discussed in this release, please see "Non-GAAP Financial Measures" and "Reconciliation of GAAP to Non-GAAP Financial Measures" below.

Share Repurchase Program

On October 23, the Board of Directors authorized a new share repurchase program totaling $300 million that expires December 31, 2024. The existing $150 million repurchase program that would have expired on December 31, 2023 will terminate and be replaced by this new program.

Conference Call

Enova will host a conference call to discuss its third quarter 2023 results at 4 p.m. Central Time / 5 p.m. Eastern Time today, October 24th. The live webcast of the call can be accessed at the Enova Investor Relations website at http://ir.enova.com, along with the company's earnings press release and supplemental financial information. The U.S. dial-in for the call is 1-855-560-2575 (1-412-542-4161 for non-U.S. callers). Please ask to join the Enova International call. A replay of the conference call will be available until October 31, 2023, at 10:59 p.m. Central Time / 11:59 p.m. Eastern Time, while an archived version of the webcast will be available on the Enova International Investor Relations website for 90 days. The U.S. dial-in for the conference call replay is 1-877-344-7529 (1-412-317-0088). The replay access code is 1320862.

About Enova

Enova International (NYSE: ENVA) is a leading financial services company with powerful online lending that serves small businesses and consumers who are underserved by traditional banks. Through its world-class analytics and machine learning algorithms, Enova has provided more than 9.0 million customers with over $52 billion in loans and financing. You can learn more about the company and its portfolio of businesses at www.enova.com.

Cautionary Statement Concerning Forward Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about the business, financial condition and prospects of Enova. These forward-looking statements give current expectations or forecasts of future events and reflect the views and assumptions of Enova's senior management with respect to the business, financial condition and prospects of Enova as of the date of this release and are not guarantees of future performance. The actual results of Enova could differ materially from those indicated by such forward-looking statements because of various risks and uncertainties applicable to Enova's business, including, without limitation, those risks and uncertainties indicated in Enova's filings with the Securities and Exchange Commission ("SEC"), including our annual report on Form 10-K, quarterly reports on Forms 10-Q and current reports on Forms 8-K. These risks and uncertainties are beyond the ability of Enova to control, and, in many cases, Enova cannot predict all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, the words "believes," "estimates," "plans," "expects," "anticipates" and similar expressions or variations as they relate to Enova or its management are intended to identify forward-looking statements. Enova cautions you not to put undue reliance on these statements. Enova disclaims any intention or obligation to update or revise any forward-looking statements after the date of this release.

Non-GAAP Financial Measures

In addition to the financial information prepared in conformity with generally accepted accounting principles, or GAAP, Enova provides historical non-GAAP financial information. Management believes that presentation of non-GAAP financial information is meaningful and useful in understanding the activities and business metrics of Enova's operations. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of Enova's business that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Management provides non-GAAP financial information for informational purposes and to enhance understanding of Enova's GAAP consolidated financial statements. Readers should consider the information in addition to, but not instead of or superior to, Enova's financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes.

Combined Loans and Finance Receivables
The combined loans and finance receivables measures are non-GAAP measures that include loans and finance receivables that Enova owns or has purchased and loans that Enova guarantees. Management believes these non-GAAP measures provide investors with important information needed to evaluate the magnitude of potential receivable losses and the opportunity for revenue performance of the loans and finance receivable portfolio on an aggregate basis. Management also believes that the comparison of the aggregate amounts from period to period is more meaningful than comparing only the amounts reflected on Enova's consolidated balance sheet since revenue is impacted by the aggregate amount of receivables owned by Enova and those guaranteed by Enova as reflected in its consolidated financial statements.

Adjusted Earnings Measures
In addition to reporting financial results in accordance with GAAP, Enova has provided adjusted earnings and adjusted earnings per share, or, collectively, the Adjusted Earnings Measures, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with greater transparency and facilitates comparison of operating results across a broad spectrum of companies with varying capital structures, compensation strategies, derivative instruments and amortization methods, which provides a more complete understanding of Enova's financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as the Adjusted Earnings Measures, to assess operating performance and that such measures may highlight trends in Enova's business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. In addition, management believes that the adjustments shown below are useful to investors in order to allow them to compare Enova's financial results during the periods shown without the effect of each of these expense items.

Adjusted EBITDA Measures
In addition to reporting financial results in accordance with GAAP, Enova has provided Adjusted EBITDA and Adjusted EBITDA margin, or, collectively, the Adjusted EBITDA measures, which are non-GAAP measures. Adjusted EBITDA is a non-GAAP measure that Enova defines as earnings excluding depreciation, amortization, interest, foreign currency transaction gains or losses, taxes and stock-based compensation. In addition, management believes that the adjustments for other nonoperating expenses and equity method investment income shown below are useful to investors in order to allow them to compare our financial results during the periods shown without the effect of the expense items. Adjusted EBITDA margin is a non-GAAP measure that Enova defines as Adjusted EBITDA as a percentage of total revenue. Management believes Adjusted EBITDA Measures are used by investors to analyze operating performance and evaluate Enova's ability to incur and service debt and Enova's capacity for making capital expenditures. Adjusted EBITDA Measures are also useful to investors to help assess Enova's estimated enterprise value.

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS (dollars in thousands, except per share data) (Unaudited)

	September 30,		December 31,
	2023	2022	2022
Assets
Cash and cash equivalents	$62,908	$87,727	$100,165
Restricted cash	133,413	84,412	78,235
Loans and finance receivables at fair value	3,321,062	2,765,123	3,018,528
Income taxes receivable	65,664	40,609	43,741
Other receivables and prepaid expenses	58,624	59,470	66,267
Property and equipment, net	103,911	89,375	93,228
Operating lease right-of-use assets	15,984	20,273	19,347
Goodwill	279,275	279,275	279,275
Intangible assets, net	21,019	29,403	27,390
Other assets	41,193	53,747	54,713
Total assets	$4,103,053	$3,509,414	$3,780,889
Liabilities and Stockholders' Equity
Accounts payable and accrued expenses	$275,160	$168,978	$198,320
Operating lease liabilities	27,136	35,320	33,595
Deferred tax liabilities, net	96,942	99,312	104,169
Long-term debt	2,442,784	2,059,577	2,258,660
Total liabilities	2,842,022	2,363,187	2,594,744
Commitments and contingencies
Stockholders' equity:
Common stock, $0.00001 par value, 250,000,000 shares authorized, 45,140,504, 44,200,180 and 44,326,999 shares issued and 30,244,289, 31,628,122 and 31,220,928 outstanding as of September 30, 2023 and 2022 and December 31, 2022, respectively	—	—	—
Preferred stock, $0.00001 par value, 25,000,000 shares authorized, no shares issued and outstanding	—	—	—
Additional paid in capital	274,053	245,092	251,878
Retained earnings	1,453,538	1,262,313	1,313,185
Accumulated other comprehensive loss	(7,203)	(7,255)	(5,990)
Treasury stock, at cost (14,896,215, 12,572,058 and 13,106,071 shares as of September 30, 2023 and 2022 and December 31, 2022, respectively)	(459,357)	(353,923)	(372,928)
Total stockholders' equity	1,261,031	1,146,227	1,186,145
Total liabilities and stockholders' equity	$4,103,053	$3,509,414	$3,780,889

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME (in thousands, except per share data) (Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Revenue	$551,360	$456,200	$1,534,047	$1,249,921
Change in Fair Value	(231,749)	(162,005)	(629,161)	(422,465)
Net Revenue	319,611	294,195	904,886	827,456
Operating Expenses
Marketing	116,508	101,278	292,234	286,000
Operations and technology	51,686	45,953	147,816	128,945
General and administrative	37,731	37,182	111,117	105,400
Depreciation and amortization	9,954	11,270	29,123	28,368
Total Operating Expenses	215,879	195,683	580,290	548,713
Income from Operations	103,732	98,512	324,596	278,743
Interest expense, net	(48,666)	(30,924)	(137,571)	(78,357)
Foreign currency transaction gain	179	363	8	70
Equity method investment (loss) income	(10)	(129)	(1,135)	6,522
Other nonoperating expenses	(25)	(230)	(279)	(1,321)
Income before Income Taxes	55,210	67,592	185,619	205,657
Provision for income taxes	13,925	15,884	45,266	49,105
Net income	$41,285	$51,708	$140,353	$156,552
Earnings Per Share
Earnings per common share:
Basic	$1.35	$1.62	$4.53	$4.80
Diluted	$1.29	$1.57	$4.35	$4.64
Weighted average common shares outstanding:
Basic	30,600	31,912	31,006	32,589
Diluted	31,902	32,966	32,269	33,772

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW (dollars in thousands) (Unaudited)

	Nine Months Ended September 30,
	2023	2022
Total cash flows provided by operating activities	$852,581	$624,860
Cash flows from investing activities
Loans and finance receivables	(895,010)	(1,200,390)
Capitalization of software development costs and purchases of fixed assets	(33,429)	(33,290)
Sale of a subsidiary	—	8,713
Total cash flows used in investing activities	(928,439)	(1,224,967)
Cash flows provided by financing activities	93,569	545,846
Effect of exchange rates on cash, cash equivalents and restricted cash	210	517
Net increase (decrease) in cash, cash equivalents and restricted cash	17,921	(53,744)
Cash, cash equivalents and restricted cash at beginning of year	178,400	225,883
Cash, cash equivalents and restricted cash at end of period	$196,321	$172,139

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES LOANS AND FINANCE RECEIVABLES FINANCIAL AND OPERATING DATA (dollars in thousands)

The following table includes financial information for loans and finance receivables, which is based on loan and finance receivable balances for the three months ended September 30, 2023 and 2022.

Three Months Ended September 30,	2023	2022	Change
Ending combined loan and finance receivable principal balance:
Company owned	$2,904,686	$2,552,609	$352,077
Guaranteed by the Company(a)	13,684	11,843	1,841
Total combined loan and finance receivable principal balance(b)	$2,918,370	$2,564,452	$353,918
Ending combined loan and finance receivable fair value balance:
Company owned	$3,321,062	$2,765,123	$555,939
Guaranteed by the Company(a)	18,661	16,144	2,517
Ending combined loan and finance receivable fair value balance(b)	$3,339,723	$2,781,267	$558,456
Fair value as a % of principal(c)	114.4%	108.5%	5.9%
Ending combined loan and finance receivable balance, including principal and accrued fees/interest outstanding:
Company owned	$3,037,904	$2,630,537	$407,367
Guaranteed by the Company(a)	16,533	14,330	2,203
Ending combined loan and finance receivable balance(b)	$3,054,437	$2,644,867	$409,570
Average combined loan and finance receivable balance, including principal and accrued fees/interest outstanding:
Company owned(d)	$2,947,494	$2,515,129	$432,365
Guaranteed by the Company(a)(d)	17,681	14,421	3,260
Average combined loan and finance receivable balance(a)(d)	$2,965,175	$2,529,550	$435,625

Revenue	$543,124	$449,817	$93,307
Change in fair value	(229,758)	(160,308)	(69,450)
Net revenue	313,366	289,509	23,857
Net revenue margin	57.7%	64.4%	(6.7)%

Delinquencies:
>30 days delinquent	$242,126	$147,688	$94,438
>30 days delinquent as a % of loan and finance receivable balance(c)	7.9%	5.6%	2.3%

Charge-offs:
Charge-offs (net of recoveries)	$277,903	$211,540	$66,363
Charge-offs (net of recoveries) as a % of average loan and finance receivable balance(d)	9.4%	8.4%	1.0%

(a)	Represents loans originated by third-party lenders through the CSO programs, which are not included in our consolidated balance sheets.
(b)	Non-GAAP measure.
(c)	Determined using period-end balances.
(d)	The average combined loan and finance receivable balance is the average of the month-end balances during the period.

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (dollars in thousands, except per share data)

Adjusted Earnings Measures

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Net income	$41,285	$51,708	$140,353	$156,552
Adjustments:
Lease termination and cease-use costs(a)	—	—	1,698	—
Equity method investment loss (income)(b)	10	129	1,135	(6,194)
Other nonoperating expenses(c)	25	230	279	1,321
Intangible asset amortization	2,014	2,014	6,371	6,041
Stock-based compensation expense	7,075	5,457	19,280	15,957
Foreign currency transaction gain	(179)	(363)	(8)	(70)
Cumulative tax effect of adjustments	(2,228)	(1,871)	(7,163)	(3,174)

Adjusted earnings	$48,002	$57,304	$161,945	$170,433

Diluted earnings per share	$1.29	$1.57	$4.35	$4.64

Adjusted earnings per share	$1.50	$1.74	$5.02	$5.05

Adjusted EBITDA

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Net income	$41,285	$51,708	$140,353	$156,552
Depreciation and amortization expenses	9,954	11,270	29,123	28,368
Interest expense, net	48,666	30,924	137,571	78,357
Foreign currency transaction gain	(179)	(363)	(8)	(70)
Provision for income taxes	13,925	15,884	45,266	49,105
Stock-based compensation expense	7,075	5,457	19,280	15,957
Adjustments:
Equity method investment loss (income)(b)	10	129	1,135	(6,522)
Other nonoperating expenses(c)	25	230	279	1,321

Adjusted EBITDA	$120,761	$115,239	$372,999	$323,068

Adjusted EBITDA margin calculated as follows:
Total Revenue	$551,360	$456,200	$1,534,047	$1,249,921
Adjusted EBITDA	120,761	115,239	372,999	323,068
Adjusted EBITDA as a percentage of total revenue	21.9%	25.3%	24.3%	25.8%

(a)	In the first quarter of 2023, the Company recorded a loss of $1.7 million ($1.3 million net of tax) related to the exit of leased office space.
(b)

In the second quarter of 2022, the Company recorded equity method investment income of $6.3 million ($3.6 million net of tax) that was comprised primarily of a gain of $11.0 million on an equity method investment, partially offset by a $4.4 million loss on the sale of another equity method investment.

(c)

In the first and second quarters of 2023, the Company recorded other nonoperating expense of $133 thousand ($100 thousand net of tax) and $121 thousand ($91 thousand net of tax), respectively, related to the repurchase of senior notes. In the second and third quarters of 2022, the Company recorded other nonoperating expenses of $1.1 million ($0.8 million net of tax) and $0.2 million ($0.2 million net of tax), respectively, related to incomplete transactions.

For further information: Public Relations Contact: Erin Yeager, Email: media@enova.com; Investor Relations Contact: Lindsay Savarese, Office: (212) 331-8417, Email: IR@enova.com or Cassidy Fuller, Office: (415) 217-4168, Email: IR@enova.com